The following is a Preliminary Term Sheet. All terms and statements are subject to change.

PRELIMINARY Term Sheet
GMAC Mortgage Corporation

$[235,000,000] (Approximates)
GMACM Mortgage Pass-Through Certificates Series 2005-AF1

Residential Asset Mortgage Products, Inc. (Depositor) GMAC Mortgage Corporation (Master Servicer)

Deutsche Bank (Graphic Omitted)

Sole and Lead Underwriter

June 2005

The analysis in this report is based on information provided by GMAC Mortgage Corporation. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

PRELIMINARY TERM SHEET DATED: June 2005

GMAC Mortgage Corporation.
Mortgage Pass-Through Certificates, Series 2005-AF1
$[235,000,000] (Approximate)

Subject to a variance

All Terms and Conditions are subject to change

Structure Overview(1)
Class	Approximate Size ($)	Type	WAL (yrs) to Call	Principal Window	Pass-Through Rate	Expected Ratings ([M/F])
A-1	[58,691,000]	Fixed	[3.53]	[07/05-10/12]	5.75%	Aaa / AAA
A-2	[108,757,000]	Floating / Accretion Directed	[1.47]	[07/05-09/08]	Variable(2)	Aaa / AAA
A-3	(3)	Inverse IO	[1.47]	[07/05-09/08]	(4)	Aaa / AAA
A-4	[21,738,000]	NAS / Fixed	[7.66]	[07/10-08/13]	5.75%	Aaa / AAA
A-5	[27,189,000]	NAS / Fixed / Accretion Directed	[4.13]	[09/08-02/11]	5.25%	Aaa / AAA
A-6	(5)	Fixed / IO	[4.13]	[07/05-02/11]	5.75%	Aaa / AAA
A-7	[1,000,000]	Fixed / Accrual	[6.69]	[02/11-01/13]	5.75%	Aaa / AAA
Total	$[235,000,000]
(1) The Structure is preliminary and subject to change

(2) The Pass-Through Rate for the Class A-2 Certificates will be a floating rate based One-Month LIBOR plus [0.40]% subject to the Net Rate Cap (equal to the weighted average Net Rate of the Mortgage Loans). The Class A-2 Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section below.

(3) Notional Amount equal to Class A-2 balance
(4) The Pass-Through Rate for the Class A-3 Certificates will be a rate equal to [5.75]% minus the Pass-Through Rate for the Class A-2 Certificates.

(5) Interest will accrue on a notional amount equal to approximately 8.70% of the principal balance of the Class A-5 Certificates. The initial notional amount will be equal to approximately $2,364,260.

Transaction Overview

Certificates:

  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 Certificates (together, the "Senior Certificates"). The trust will also offer Class M-1, Class M-2, Class M-3 Certificates (the "Mezzanine Certificates") and the Class B-1, Class B-2, Class B-3 Certificates (together, the "Subordinate Certificates") Together, the Senior Certificates, Mezzanine Certificates, and Subordinate Certificates are referred to herein as the "Certificates."

Pricing Speed:	100% PPC (100% PPC is 6% CPR growing to 18% CPR over 12 months)

Depositor:	Residential Asset Mortgage Products, Inc.

Master Servicer:	GMAC Mortgage Corporation

Seller:	GMAC Mortgage Corporation.

Trustee:	Deutsche Bank National Trust Company

Cut-off Date:	June 1, 2005

Closing Date:	June 29, 2005

Investor Closing Date:	June 30, 2005

Legal Structure:	REMIC

Optional Call:	10% Cleanup Call

Distribution Dates:	25th of each month, or next business day, commencing July 25, 2005

Transaction Overview (Cont.)

Collateral:	As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be $[235,000,000], subject to a 5% variance. The Mortgage Loans will consist of 30 year fixed rate loans.

Credit Enhancement:

  Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. Subordination is expected to be [7.50]% +/- [0.75]% with respect to the Senior Certificates.

ERISA:

  The Certificates (other than the Class B-1, Class B-2, and Class B-3 Certificates) are expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.

Cap Contract:

  The Class A-2 Certificates will have the benefit of an interest rate cap contract. With respect to each Distribution Date beginning on the August 2005 Distribution Date to and including the September 2009 Distribution Date, the amount payable by the cap counterparty will equal the product of (i) the excess (if any) (x) the lesser of (A) One-Month LIBOR (as determined by the Cap Contract Counterparty) and (B) [9.00]% over (y) [5.35]%, (ii) the lesser of (x) the Class A-2 Cap Contract Notional Balance for such Distribution Date, and (y) the Class Certificate Balance of the Class A-2 Certificates immediately prior to that Distribution Date, and (iii) (x) the number of days in the related interest accrual period (calculated on the basis of a 360-day year consisting of twelve 30-day months) divided by (y) 360.

Advances:

  The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:	On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Transaction Overview (Cont.)

Cashflow Description:

  Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

  Payments of the Accrual Amount for the Class A-7 Certificates as follows:

    to the Class A-5 Certificates up to the Class A-5 Priority Amount,

    to the Class A-2 Certificates until reduced to zero,

    to the Class A-5 Certificates without regard to the Class A-5 Priority Amount until reduced to zero,

    to the Class A-7 Certificates until reduced to zero.

  Payments of interest, pro rata, to the Senior Certificates then entitled to receive interest payments.

  Payments of principal to the Class A-4 Certificates up to the Class A-4 Priority Amount.

  Payments of principal sequentially to the Class A-5, Class A-2 and Class A-7 Certificates up to an amount equal to $1,000,000 on each Distribution Date as follows:

    to the Class A-5 Certificates up to the Class A-5 Priority Amount,

    to the Class A-2 Certificates until reduced to zero,

    to the Class A-5 Certificates without regard to the Class A-5 Priority Amount until reduced to zero,

    to the Class A-7 Certificates until reduced to zero.

  Payments of principal to the Class A-1 Certificates up to an amount equal to $700,000 on each Distribution Date until reduced to zero.

  Payments of principal to the Class A-5, Class A-2 and Class A-7 Certificates as described in section 4 above, until reduced to zero.

  Payments of principal to the Class A-4 Certificates until reduced to zero.

Class A-4 Priority Amount:

The Class A-4 Priority Amount will equal the product of (i) the total scheduled and unscheduled principal distribution amount for the Mortgage Loans, (ii) the Class A-4 Priority Percentage and (iii) the Shift Percentage. The "Class A-4 Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the Principal Balance of the Class A-4 Certificates and the denominator of which is the principal balance of the Non-PO Mortgage Loans.

Class A-5 Priority Amount:

The Class A-5 Priority Amount will equal the product of (i) the principal distribution amount for the Senior Certificates remaining after distribution of the Class A-4 Priority Amount, (ii) the Class A-5 Priority Percentage and (iii) the Shift Percentage. The "Class A-5 Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the Principal Balance of the Class A-5 Certificates and the denominator of which is the aggregate Certificate Principal Balance of the Class A-5, Class A-2 and Class A-7 Certificates.

Shift Percentage:

The Shift Percentage is equal to 0% for the first 5 years, 30% for the first year thereafter, 40% in the second year thereafter, 60% in the fourth year thereafter, 80% in the fifth year thereafter, and 100% for any year thereafter.

Class A-7 Accrual Amount:

An amount equal to interest accrued on the Class A-7 Certificates during the related interest accrual period. On each Distribution Date prior to the Class A-7 Accretion Termination Date, the Class A-7 Accrual Amount will be distributed as principal to the Class A-5 and Class A-2 Certificates as described above and the Certificate Principal Balance of the Class A-7 Certificates will be increased by such amount.

Transaction Overview (Cont.)

Shifting Interest:

  The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans on any Distribution Date during the first five years beginning on the first Distribution Date. Thereafter, the Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of Current Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

Allocation of Losses:
  Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-3 Certificates, until the Certificate Principal Balance of the Subordinate and Mezzanine Certificates has been reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated pro rata to the Senior Certificates.

  Excess losses on the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Certificates.

Preliminary Class A-2 Cap Schedule*

Period	Date	Class A-2 Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)
2	8/25/2005	106,679,645.86	5.35%	9.00%
3	9/25/2005	104,314,296.54	5.35%	9.00%
4	10/25/2005	101,667,956.95	5.35%	9.00%
5	11/25/2005	98,748,770.89	5.35%	9.00%
6	12/25/2005	95,565,999.88	5.35%	9.00%
7	1/25/2006	92,129,994.62	5.35%	9.00%
8	2/25/2006	88,452,158.90	5.35%	9.00%
9	3/25/2006	84,544,906.15	5.35%	9.00%
10	4/25/2006	80,421,608.70	5.35%	9.00%
11	5/25/2006	76,411,164.44	5.35%	9.00%
12	6/25/2006	72,510,963.69	5.35%	9.00%
13	7/25/2006	68,718,456.87	5.35%	9.00%
14	8/25/2006	65,031,153.06	5.35%	9.00%
15	9/25/2006	61,446,618.68	5.35%	9.00%
16	10/25/2006	57,962,476.18	5.35%	9.00%
17	11/25/2006	54,576,402.73	5.35%	9.00%
18	12/25/2006	51,286,129.00	5.35%	9.00%
19	1/25/2007	48,089,437.93	5.35%	9.00%
20	2/25/2007	44,984,163.50	5.35%	9.00%
21	3/25/2007	41,968,189.59	5.35%	9.00%
22	4/25/2007	39,039,448.84	5.35%	9.00%
23	5/25/2007	36,195,921.48	5.35%	9.00%
24	6/25/2007	33,435,634.33	5.35%	9.00%
25	7/25/2007	30,756,659.65	5.35%	9.00%
26	8/25/2007	28,157,114.12	5.35%	9.00%
27	9/25/2007	25,635,157.85	5.35%	9.00%
28	10/25/2007	23,188,993.36	5.35%	9.00%
29	11/25/2007	20,816,864.59	5.35%	9.00%
30	12/25/2007	18,517,056.00	5.35%	9.00%
31	1/25/2008	16,287,891.60	5.35%	9.00%
32	2/25/2008	14,127,734.03	5.35%	9.00%
33	3/25/2008	12,034,983.73	5.35%	9.00%
34	4/25/2008	10,008,078.02	5.35%	9.00%
35	5/25/2008	8,045,490.28	5.35%	9.00%
36	6/25/2008	6,145,729.11	5.35%	9.00%
37	7/25/2008	4,307,337.55	5.35%	9.00%
38	8/25/2008	2,528,892.23	5.35%	9.00%
39	9/25/2008	809,002.66	5.35%	9.00%

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.

DESCRIPTION OF THE COLLATERAL*

SUMMARY OF THE MORTGAGE LOANS
Product Type	Alt-A 30 year Fixed
Aggregate Principal Balance	$235,000,000	+/- 5%

Gross WAC	6.42%	+/- 10 bps
WAM	356	+/- 2

Weighted Average LTV	70.0%	+/-
Average Loan Balance	$192,000	+/-

Percent Conforming Balance	80%	(min. 75%)

Single-Family / PUD	75%	+/-
Non-Owner Occupied	20%	+/- 10%

Standard Doc (full)	33%	+/-
Average FICO	695	+/-

IO Loans	Max 15%

State Concentration	20% California	(max. 25%)

Approximate Subordination	7.50%	+/- 75bps
Expected Rating Agencies	2 of 3

* As stipulated by GMAC Mortgage Corporation

FOR ADDITIONAL INFORMATION PLEASE CALL:

Deutsche Bank Securities

MBS Trading
Anilesh Ahuja	212-250-2669
Marina Tukhin	212-250-2669
Jason Kim	212-250-2669
Mark Ginsberg	212-250-2669

MBS Banking
Susan Valenti	212-250-3455
Renee McGrail	212-250-3097